[CONFORMED COPY]

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 April 22, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                        1-9076                   13-3295276
--------------------------------------------------------------------------------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


                 300 Tower Parkway, Lincolnshire, Illinois 60069
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code      (847) 484-4400
                                                   ----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.02.        Results of Operations and Financial Condition.
----------        ----------------------------------------------

                  The following information is provided pursuant to Item 7.01 of Form 8-K, "Regulation FD Disclosure" and Item 2.02 of Form 8-K, "Results of Operations and Financial Condition." Registrant is furnishing its press release dated April 22, 2005, which reports Registrant's first quarter 2005 results as well as certain guidance for 2005. The press release is included herewith as
Exhibit 99.1 and is incorporated herein by reference. Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Items 2.02 and 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.


Item 7.01.        Regulation FD Disclosure.
----------        -------------------------

                  See "Item 2.02. Results of Operations and Financial Condition" above.


Item 9.01.        Financial Statements and Exhibits.
----------        ----------------------------------

                  (c)      Exhibits.
                           ---------
                           99.1 Press release of Registrant dated April 22, 2005, is being furnished pursuant to Items
                                    2.02 and 7.01.




                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                       FORTUNE BRANDS, INC.
                                                --------------------------------
                                                          (Registrant)



                                                By   /s/ C. P. Omtvedt
                                                    ----------------------------
                                                    C. P. Omtvedt
                                                    Senior Vice President and
                                                         Chief Financial Officer




Date:  April 22, 2005

                                  EXHIBIT INDEX



                                                                   Sequentially
Exhibit                                                            Numbered Page
-------                                                            -------------

99.1. Press release of Registrant dated April 22, 2005, which is being furnished pursuant to Items 2.02 and 7.01.